May 29, 2008 MasterCard Incorporated 2008 Investment Community Meeting Exhibit 99.1

May 29, 2008 2008 Investment Community Meeting 2
Forward-Looking Statements
Today’s presentations may contain, in addition to historical information, forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995.
These forward-looking statements are based on our current
assumptions, expectations and projections about future events which reflect the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by our comments today.  You should review and consider the information contained in our filings with the
SEC regarding these risks and uncertainties.
MasterCard disclaims any obligation to publicly update or revise any forward-looking statements or information provided during today’s presentations.

May 29, 2008 Global Overview 2008 Investment Community Meeting Bob Selander, President and Chief Executive Officer

May 29, 2008 2008 Investment Community Meeting 4
MA: Two Years Out of the Gate
•
Extraordinary performance
since IPO
•
Continue to strengthen
our organization
•
Excellent growth in key metrics:
–
Gross dollar volume
–
Processed transactions
–
Net revenue
–
Net income
•
Value reflected in
stock performance

May 29, 2008 2008 Investment Community Meeting 5
Cyclical Economic Considerations
Global Overview
•
International Monetary Fund predicts slower  global
economic growth
•
Growth in emerging and developing economies is
slowing, but still above trend

May 29, 2008 2008 Investment Community Meeting 6
Cyclical Economic Considerations
United States
•
Real GDP growth forecasted to slow in 2008
•
SpendingPulse
TM
data points to relatively weak
readings across most sectors
•
Low consumer confidence

May 29, 2008 2008 Investment Community Meeting 7
•
Intelligence and Insights
•
Profitable Growth
•
Risk Management
•
Cost Management
Driving Customer Value
in a Weakened Economy
Customer Needs
Examples of
MasterCard Offerings
•
SpendingPulse
•
Portfolio Analytics
•
Account-Level Management
•
Portfolio Performance
Forecasting
•
Fraud Monitoring System
•
Integrated Processing
Solution
•
Customer Marketing
TM

May 29, 2008 2008 Investment Community Meeting 8
Secular Challenges
•
Regulatory environment
•
Threat of disintermediation:
–
Competition from traditional players
–
New entrants
–
Advances in technology
–
Alternate online payment methods

May 29, 2008 2008 Investment Community Meeting 9
Secular Opportunities
•
Steady shift from
cash and checks
•
Growth in e-payments, mobile
•
Globalization spurring
cross-border
commerce/travel patterns
•
Debit in the U.S.
•
SEPA in Europe
•
Emerging markets

May 29, 2008 2008 Investment Community Meeting 10
Strategic Approach
•
Anticipating continued change in payments sector
•
Exploring broader trends and impact
–
Other industries
–
Technological developments
–
Economic and social factors
–
Public policy

May 29, 2008 2008 Investment Community Meeting 11
Key Differentiators
•
Our strengths
–
Unified, global structure
–
World-renowned brands
–
Innovative product & payment
solutions
–
Technology/processing platform
–
Strong relationships
–
Knowledge leadership/
MasterCard Advisors
–
Management expertise
•
These strengths support our
solutions-based value proposition
to customers

May 29, 2008 2008 Investment Community Meeting 12
MA: Well Positioned for Future
•
Strong underlying business momentum
–
Strong purchase volume growth
–
Growth in processed transactions
–
Robust cross-border transaction growth
•
Well positioned globally in both developed and emerging
markets
–
Approximately 50% of revenues from outside the U.S.
•
Critical investments to drive future growth
•
No direct exposure to cardholder credit risk

May 29, 2008 2008 Investment Community Meeting 13 Summary • Exceptional performance since IPO • Making investments now for future growth • Committed to delivering shareholder value

May 29, 2008 The Global Growth Story 2008 Investment Community Meeting Walt Macnee, President, Global Markets

May 29, 2008 2008 Investment Community Meeting 15
2007 Macroeconomic and Social Snapshot
38
878
2.4 –
11.1
2.3 -
12.5
22,160
Europe
27
543
7.6
*
4.9
*
5,453
LAC
1.8 3.0
1.8% -
14%
Inflation
Inflation
(CPI % YOY) (CPI % YOY)
6.1 5.2
0.7%-
14%
Unemployment
Unemployment
(% of labor force) (% of labor force)
39.1 36.7
21.2 -
38.6
Median Age
Median Age
33.1 303
232 -
2,445
Population
Population
(in millions) (in millions)
35,600 46,000
1,800 -
29,800
GDP per capita
GDP per capita
(US$)
(US$)
Canada
United
States
APMEA
Source: BMI, CIA World Fact Book, U.S. Census Bureau.
* Unemployment and inflation are weighted averages of the rates of 18 countries.

May 29, 2008 2008 Investment Community Meeting 16 Trailblazing Asia Pacific Middle East Africa Asia Pacific Middle East Africa

May 29, 2008 2008 Investment Community Meeting 17
Macroeconomic and Social Snapshot
of APMEA Segment Clusters
29.1
2,445
5.9%
5.8%
1,800
Emerging
Mass
Markets
2%-14% 3.4% 1.8%
Inflation
Inflation
(CPI % YOY) (CPI % YOY)
0.7%-14% 5.2% 3.6%
Unemployment
Unemployment
(% of labor force) (% of labor force)
21.2 27.2 38.6
Median Age
Median Age
1,080 406 232
Population
Population
(in millions) (in millions)
4,245 3,560 29,800
GDP per capita
GDP per capita
(US$) (US$)
SAMEA
(ex India)
Middle
Income
Cluster
High Income
Cluster
Source: 2007 average from IMF, UN Population Division, Asian Development Bank, World Bank
High Income Cluster : Japan, Korea, Taiwan, HK, Singapore, Australia; Middle Income Cluster : Thailand, Malaysia, Indonesia,
Philippines; Emerging Mass Markets : China, India

May 29, 2008 2008 Investment Community Meeting 18
APMEA –
Growth Opportunity Examples
Opportunity = Trailblazing Opportunity = Trailblazing
Opportunity = Trailblazing
• Creation of new consumer segments
• Tapping into increasing outbound travel
• Urbanization

May 29, 2008 2008 Investment Community Meeting 19 Penetration Latin America/Caribbean Latin America/Caribbean

May 29, 2008 2008 Investment Community Meeting 20
LAC –
2007 Macroeconomic and Social Snapshot
38
878
2.4 –
11.1
2.3 -
12.5
22,160
Europe
27
543
7.6
*
4.9
*
5,453
LAC
1.8 3.0
1.8% -
14%
Inflation
Inflation
(CPI % YOY) (CPI % YOY)
6.1 5.2
0.7%-
14%
Unemployment
Unemployment
(% of labor force) (% of labor force)
39.1 36.7
21.2 -
38.6
Median Age
Median Age
33.1 303
232 -
2,445
Population
Population
(in millions) (in millions)
35,600 46,000
1,800 -
29,800
GDP per capita
GDP per capita
(US$)
(US$)
Canada
United
States
APMEA
Source: BMI, CIA World Fact Book, U.S. Census Bureau.
* Unemployment and inflation are weighted averages of the rates of 18 countries.

May 29, 2008 2008 Investment Community Meeting 21
Latin America/Caribbean –
Growth Opportunity Examples
Opportunity = Penetration Opportunity = Penetration
Opportunity = Penetration
• Emergence of new consumer segments
• Creating acceptance channels
• Bringing new ways to pay

May 29, 2008 2008 Investment Community Meeting 22 Innovation The United States The United States

May 29, 2008 2008 Investment Community Meeting 23
United States –
2007 Macroeconomic and Social Snapshot
38
878
2.4 –
11.1
2.3 -
12.5
22,160
Europe
27
543
7.6
*
4.9
*
5,453
LAC
1.8 3.0
1.8% -
14%
Inflation
Inflation
(CPI % YOY) (CPI % YOY)
6.1 5.2
0.7%-
14%
Unemployment
Unemployment
(% of labor force) (% of labor force)
39.1 36.7
21.2 -
38.6
Median Age
Median Age
33.1 303
232 -
2,445
Population
Population
(in millions) (in millions)
35,600 46,000
1,800 -
29,800
GDP per capita
GDP per capita
(US$)
(US$)
Canada
United
States
APMEA
Source: BMI, CIA World Fact Book, U.S. Census Bureau.

May 29, 2008 2008 Investment Community Meeting 24
United States –
Growth Opportunity Examples
Opportunity = Innovation Opportunity = Innovation
Opportunity = Innovation
• Opening up acceptance channels
• Expanding ways to pay
• Leveraging our insights and information

May 29, 2008 2008 Investment Community Meeting 25 Transformation Canada Canada

May 29, 2008 2008 Investment Community Meeting 26
Canada –
2007 Macroeconomic and Social Snapshot
38
878
2.4 –
11.1
2.3 -
12.5
22,160
Europe
27
543
7.6
*
4.9
*
5,453
LAC
1.8 3.0
1.8% -
14%
Inflation
Inflation
(CPI % YOY) (CPI % YOY)
6.1 5.2
0.7%-
14%
Unemployment
Unemployment
(% of labor force) (% of labor force)
39.1 36.7
21.2 -
38.6
Median Age
Median Age
33.1 303
232 -
2,445
Population
Population
(in millions) (in millions)
35,600 46,000
1,800 -
29,800
GDP per capita
GDP per capita
(US$)
(US$)
Canada
United
States
APMEA
Source: BMI, CIA World Fact Book, U.S. Census Bureau.

May 29, 2008 2008 Investment Community Meeting 27
Opportunity = Transformation Opportunity = Transformation
Opportunity = Transformation
Canada –
Growth Opportunity Examples
• Challenge the debit incumbent
• Brand-new acceptance channels
• New ways to pay

May 29, 2008 2008 Investment Community Meeting 28 Catalyst Europe Europe

May 29, 2008 2008 Investment Community Meeting 29
Macroeconomic and Social Snapshot
of Europe Market Clusters
Sources: GDP, population – IMF 2007 statistics; Inflation, unemployment: The Economist – 2008 estimates, Median age – CIA world fact book
(*) based on UK, Sweden & Ireland; HGEM: based on Russia, Poland, and Turkey; Cont SEPA: based on France, Germany, and Italy
35
468
6.6 - 11.1
4.0 - 12.5
12,376
High Growth and
Emerging Markets
42
313
6.0 - 7.9
2.3 - 2.6
32,709
Continental
Europe
2.6 - 3.6
Inflation*
Inflation*
(CPI % YOY) (CPI % YOY)
2.4 - 6.3
Unemployment*
Unemployment*
(% of labor force) (% of labor force)
40
Median Age
Median Age
97
Population
Population
(in millions) (in millions)
35,407
GDP
GDP
per
per
capita
capita (US$)
(US$)
UK/Nordics

May 29, 2008 2008 Investment Community Meeting 30
Europe –
Growth Opportunity Examples
Opportunity = Catalyst Opportunity = Catalyst
Opportunity = Catalyst
• Continued debit leadership
• Expanding merchant and acquirer relationships
• Changing consumer experience

May 29, 2008 2008 Investment Community Meeting 31
Summary
Opportunity = Diversity Opportunity = Diversity
Opportunity = Diversity
• New ways to pay
• New places to pay
• New segments entering the global economy

May 29, 2008 SEPA Update 2008 Investment Community Meeting Javier Perez, President of MasterCard Europe

May 29, 2008 2008 Investment Community Meeting 33
Evolution of SEPA
• •
SEPA will . . .
SEPA will . . .
–
Provide cardholders with a payment card
they can use across Europe with the
same convenience
–
Increase competition and transparency in
the payments industry
–
Lower barriers to entry for acquirers,
issuers and equipment providers
–
Benefit European society by reducing the
overall cost of payments
SEPA is not just about the 3% of card business
cross-border . . .  but also about the 97% of
domestic transactions which were not
open to competition*
• •
Current situation
Current situation
–
16 national debit schemes in Europe
–
Heterogeneous cardholder
experience, domestic debit cards are
not accepted everywhere in Europe
–
Limited competition at national level,
many countries have only one
acquirer, issuer or processor and few
terminal vendors
* Source: ECB Blue Book, 2006, Total EU

MasterCard Worldwide

Maestro
electronic cash
MULTIBANCO
EUFISERV
Pago BANCOMAT
SSB
electronic cash
Pago BANCOMAT
Maestro

May 29, 2008 2008 Investment Community Meeting 34
SEPA Options for Banks
•
Migration to existing
international schemes
•
Extend national schemes
pan-Europe or create new
scheme(s)
•
“Co-brand” International
and SCF-compliant scheme
+
Multiple options for SEPA compliance exist
and new opportunities and business models are being explored

MasterCard
Worldwide

MasterCard
Maestro
Maestro
Maestro
Maestro
MasterCard
MasterCard
Maestro
Maestro
Maestro
MasterCard
Maestro
Maestro
Maestro
Maestro

May 29, 2008 2008 Investment Community Meeting 35
Migration to Maestro and MasterCard from
National Schemes
Switzerland
Austria
Greece
Sweden
Slovenia
Germany
Over 70 million cards issued by over 100 banks in 13 countries have, or are currently, migrating from their national scheme to MasterCard and Maestro only
Italy
Spain
Ireland
Netherlands
Finland
France
UK

MasterCard
Worldwide

LASER
Maestro
PIN
Maestro
Bancontact
Mister Cash
Maestro
OK!
bancomat
Maestro
Maestro
Maestro
Pago
BANCOMAT
Maestro
Maestro
MasterCard
Maestro

May 29, 2008 2008 Investment Community Meeting 36
Belgium
Co-branding with MasterCard and Maestro
with Local SCF Compliant Schemes
Luxembourg
Over 150 million cards now co-branded Maestro
and MasterCard
Germany
Italy
France
Portugal
Ireland
Netherlands

May 29, 2008 2008 Investment Community Meeting 37
Processing Opportunities Linked to SEPA
Footnote appears here
•
Issuer Processing:
–
Migrations from local scheme to Maestro only
–
Maestro co-branded with SCF compliant local brands
•
Acquirer/Retailer Processing:
–
Routing of Domestic Transactions on co-branded cards  via the
Maestro brand and MasterCard processing network instead of
local brand/processor

May 29, 2008 2008 Investment Community Meeting
3838
38
Consumer Behaviour Creating a
True Single Market
Berlin
München
Kleve
Emmerich
Konstanz
Freilassing
Schwalbach
Passau
Trier
Bous
Eschweiler
Rheinberg
Aachen
Relative number of foreign
Maestro transactions by
German city, FY 2007
=

May 29, 2008 2008 Investment Community Meeting 39
Summary
•
SEPA is an evolutionary, not revolutionary process
•
Migration to and co-branding with MasterCard and
Maestro result in strengthening our brand and
result in opportunities to process
•
New entrants to domestic debit in SEPA like
MasterCard will ensure a competitive and
innovative future for payments

May 29, 2008 The U.S. Debit Imperative 2008 Investment Community Meeting Tim Murphy, President U.S. Region

May 29, 2008 2008 Investment Community Meeting 41
A Look at U.S. Debit Today
When a debit card is activated and
used, cardholders use it regularly,
averaging
17
transactions a month
Sources: 1. The Nilson Report 2. TowerGroup 3. Pulse EFT/Dove Consulting 2007 Debit Issuer Study
Nearly 90%
of US households
have a debit card linked to their bank
account
2
Between 2006 and 2011 debit
purchase volume is expected to
grow by 74.7%
1
The dollar volume of purchases on
U.S. debit cards
grew by an
average of
27%
from 2002 to
2007
1
3

May 29, 2008 2008 Investment Community Meeting 42
We’ve Seen Tremendous Growth in Debit
Building our debit portfolio with
significant wins
36%
compound annual growth rate
in debit purchase volume and 38%
compound annual growth in
transaction volume from 2005 to 2007
53%
growth in PIN Point
of Sale switched
transactions in 2007
24%
growth in debit
purchase volume and 19%
growth in ATM processed
transactions in 2007

May 29, 2008 2008 Investment Community Meeting 43 Commoditization Opportunity With Challenge Comes Opportunity Conversion Consolidation

May 29, 2008 2008 Investment Community Meeting 44 Enhancing our U.S. Enhancing our U.S. Debit Strategy Debit Strategy

May 29, 2008 2008 Investment Community Meeting 45 Enhancing Our U.S. Debit Strategy Optimizing the Franchise for Debit Expanding Our Role in the Value Chain Supporting Customer Performance

May 29, 2008 2008 Investment Community Meeting 46
Optimizing the Franchise for Debit
•
Expanding acceptance in debit
friendly categories
–
PayPass
–
Consumer Bill Pay
•
Leveraging existing A&M spend
for debit
–
Emphasizing everyday spending
categories
–
Including debit in MasterCard
brand advertising

May 29, 2008 2008 Investment Community Meeting 47
Expanding Our Role in the Value Chain
•
Processing
–
MasterCard IPS
•
Capturing a Larger Share of PIN
–
Product Integration
•
Securing Signature Portfolios
–
Co-brand Debit
•
Prepaid

May 29, 2008 2008 Investment Community Meeting 48 Supporting Customer Performance • Portfolio Optimization – Segmentation • Debit Rewards & Loyalty – Relationship Rewards

May 29, 2008 2008 Investment Community Meeting 49
A Strategy That Covers All the Bases
Optimizing the
Franchise for
Debit
Supporting Our
Customers’
Performance
Expanding Our
Role in the
Value Chain
Driving
MasterCard
Share in Debit

May 29, 2008 Financial Perspective 2008 Investment Community Day Martina Hund-Mejean – Chief Financial Officer

May 29, 2008 2008 Investment Community Meeting 51
Checks
79 B
Cash
2, 662 B
Global Consumer Payment Transactions
2006-2010
Footnote appears here
2010 Electronic (Card & EFT)
279B
2006 Global Consumer Payments
Total 2.9T
Source:  Speer & Associates, Inc. and MasterCard estimates
U.S.
57%
R.O.W
43%
Electronic
(Cards and EFT)
148 B
U.S.
32%
R.O.W
68%
CAGR ’06-10E
Region Forecast
U.S. 9%
Rest of World         22%
Global 17%

May 29, 2008
2008 Investment Community Meeting
52
$1,248
$1,446
$1,655
$1,922
$2,277
$0
$500
$1,000
$1,500
$2,000
$2,500
2003 2004 2005 2006 2007
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Worldwide GDV Worldwide % (LC) Worldwide less US % (LC) United States % (LC)
(LC) = Local Currency Growth
Gross Dollar Volume Trend (2003 – 2007)
MasterCard Branded

May 29, 2008 2008 Investment Community Meeting 53
15
17
23
27
20
0
5
10
15
20
25
30
2003 2004 2005 2006 2007
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Worldwide Gross Transactions Worldwide % Worldwide less US % United States %
Gross Transaction Trend (2003 – 2007)
MasterCard Branded

May 29, 2008
2008 Investment Community Meeting
54
2008 View
•
First eight weeks of the Second Quarter:
–
Continue to see GDV growth slowing in the U.S. while
higher for the ROW, resulting in slightly higher year-
over-year GDV growth overall
–
Cross-border volume remains strong
•
G&A growth rate expectations remain unchanged
•
Modest A&M growth also unchanged, with quarterly
spending pattern similar to 2006

May 29, 2008
2008 Investment Community Meeting
55
Longer-Term Performance Objectives
•
Average annual net revenue growth of 12 – 15%
•
Annual Operating Margin improvement of 3 - 5 ppt
•
Average annual net income growth of 20 – 30%
•
Key assumptions
–
Constant FX rate
–
Effective tax rate of approximately 35%

May 29, 2008
2008 Investment Community Meeting
56
Drivers of Net Revenue
•
Secular growth
•
Non-U.S. growing faster
than U.S.
•
U.S. debit vs. credit
•
Cross border volume
•
Pricing / Rebates & Incentives
•
New products and services
Impacts:
–
Gross dollar volume
–
Purchase volume
–
Transactions
–
User-pay services
–
Revenue yield

May 29, 2008
2008 Investment Community Meeting
57
Drivers of Operating Margin
•
Leveragability of the model
•
General & Administrative
•
Capital requirements
•
Advertising & Marketing
programs
Impacts:
–
Operating margin
expansion
–
Net income growth

May 29, 2008 2008 Investment Community Meeting 58
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
2003 2004 2005 2006 2007
Book Equity Cash & Investments
Strong Capital Position
•
Strong cash flow generation
contributes to healthy balance
sheet
•
Requirement for strong credit
position to support settlement
guarantee
•
Litigation constrains capital
structure choices
•
Returning excess cash to
shareholders via share repurchases
and dividends
•
2008 Class B share conversion program now fully subscribed at 13.1 million shares

May 29, 2008
2008 Investment Community Meeting
59
Summary
•
Double-digit net revenue growth for 2008, but GDV growth rates are slowing in the U.S.
•
Longer-term performance objectives based on secular trends
and competitive industry conditions
•
Growth fueled by strong secular market trends
•
Global diversity provides buffer against regionalized economic conditions
•
Investment in the business provides opportunities for future growth
•
Strong cash flow generation continues to support attractive
shareholder returns
Strong Business Model             Attractive Financial Results